UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2014

GRAND CHINA ENERGY GROUP LIMITED

(Exact Name of Registrant as Specified in Charter)

British Columbia	000-53490	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1601 16/F China Taiping Tower Phase II 8 Sunning Road Causeway Bay Hong Kong
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +852 36918831
SGB INTERNATIONAL HOLDINGS, INC.
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in a Current Report on Form 8-K we filed with the SEC on August 12, 2014, we changed our name from SGB International Holdings, Inc. to Grand China Energy Group Limited (the “Name Change”).

On August 18, 2014, the Financial Industry Regulatory Authority notified us that the Name Change would take effect in the over-the-counter market at the start of business on August 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 25, 2014	Grand China Energy Group Limited

		By:	/s/ Shibi Chen
Name: Shibi Chen
Title: Chief Executive Officer